Exhibit 10.21

March 4, 2024

Global Gas Corporation

99 Wall Street, Suite 436

New York, New York 10005

Gentlemen:

The undersigned shareholder of Global Gas Corporation (the “Company”), for good and valuable consideration the receipt of which is hereby acknowledged, hereby agrees to forfeit and transfer to the Company for cancellation in exchange for no consideration, and agrees that the Company shall immediately terminate and cancel, an aggregate of 80,000 shares of Class B (which are exercisable to Class A) Common Stock of the Company (the “Forfeited Securities”). The undersigned shall take such actions as are necessary to cause the Forfeited Securities to be terminated and cancelled, including by directing the Company’s transfer agent (or such other intermediaries as appropriate) to take any and all such actions incident thereto, after which the Forfeited Securities shall no longer be issued or outstanding. Please indicate your agreement to the foregoing by signing in the space provided below.

Very truly yours,

/s/ Barbara Guay Martinez

ACCEPTED AND AGREED TO:

GLOBAL GAS CORPORATION

By:	/s/ Michael A. Castaldy
	Name:	Michael A Castaldy
	Title:	Director